UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and
Servicing Agreement, dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware (Address of principal executive offices)		19720 (Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 17, 2006, Discover Card Master Trust I (the “Trust”) filed with the Securities and Exchange Commission (the “Commission”) an asset backed issuer distribution report on Form 10-D attaching, as exhibits, Monthly Certificateholders’ Statements for the December 2005 distribution period with respect to each publicly issued series of certificates issued by the Trust and currently outstanding. These Monthly Certificateholders’ Statements, which are required under the Trust’s governing documents and the series supplements thereto, were formerly filed with the Commission on a monthly basis as exhibits to Form 8-K. In contemplation of the requirements under Regulation AB, the Trust will, beginning with the report related to the December 2005 distribution period, file such statements as exhibits to Form 10-D rather than as exhibits to Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
	By:	Discover Bank
(Depositor)

Date: January 17, 2006	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer